Content Assets, Net - Schedule of Amortization Amount of Content Asset (Details)	Sep. 30, 2025 USD ($)
Schedule of Amortization Amount of Content Asset [Abstract]
For the three months ending December 31, 2025	$ 1,168,900
For the year ending December 31, 2026	536,200
For the year ending December 31, 2027	12,300
Total	$ 1,717,400